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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference, in the Registration Statements of Nortech Systems Incorporated on Forms S-8 registered on June 21, 1994 and June 30, 1993, of our reports dated February 11, 2000, in the Annual Report on Form 10-K for the year ended December 31, 1999.



                                              LARSON, ALLEN, WEISHAIR & CO., LLP



St. Cloud, Minnesota
March 29, 2000